UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                   FORM 8-K/A

                          ----------------------------
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 8, 2002
                        (Date of earliest event reported)

                          ----------------------------

                         Commission File Number 1-14373

                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                      DELAWARE                   56-2084290
          (State of Incorporation)    (I.R.S. Employer Identification No.)


                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
             (Address of Principal Executive Offices)   (Zip Code)


                                 (212) 984-8033
              (Registrant's Telephone Number, Including Area Code)

The Registrant hereby amends this Current Report on Form 8-K originally filed with the Securities and Exchange Commission on April 12, 2002 to include as an exhibit a revised letter from Ernst & Young LLP.



 ITEM 7.          EXHIBITS

     16.2 Revised letter from Ernst & Young LLP confirming its agreement with the information contained in this Report.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                         INSIGNIA FINANCIAL GROUP, INC.

April 18, 2002

                           By:/s/ Adam B. Gilbert
                              ----------------------------
                              Name: Adam B. Gilbert
                              Title:   Executive Vice President

                           [ERNST & YOUNG LETTERHEAD]

Exhibit 16.2


April 11, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated April 8, 2002 of Insignia Financial Group, Inc. and are in agreement with the statements contained in subparagraph (a)(i),
(a)(ii), (a)(iv) and (a)(v) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                       Ernst & Young LLP